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                                                                    EXHIBIT 24.1


                       HEALTH MANAGEMENT ASSOCIATES, INC.

                   OFFICERS' AND DIRECTORS' POWER OF ATTORNEY


    Know All Men By These Presents: That each of the undersigned, being an Officer or a Director of HEALTH MANAGEMENT ASSOCIATES, INC., a Delaware corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of up to $300,000,000 aggregate principal amount of debt securities, Does Hereby constitute and appoint JOSEPH V. VUMBACCO, STEPHEN M. RAY, TIMOTHY R. PARRY and SUSAN MASCETTE BRANDT, and each of them, the attorneys of the undersigned with full power of substitution for and in the name, place and stead of the undersigned:

    To sign and file on behalf of the undersigned such Registration Statement and any and all amendments, including post-effective amendments, to such Registration Statement and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any securities commission of any state or other jurisdiction pertaining to the securities covered or the transactions contemplated by said Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever under and in accordance with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder by said Commission, and the securities laws of each state and other jurisdiction and the rules and regulations promulgated thereunder, hereby ratifying and approving the acts of such attorney or attorneys, or any such substitute or substitutes.

    This Instrument may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same Instrument.


    In Witness Whereof, each of the undersigned has hereunto set his hand and seal as of the respective dates set forth below.


February 17, 1998             /s/ William J. Schoen
                              ---------------------
                              William J. Schoen
                              Chairman, Chief Executive Officer and Director


February 17, 1998             /s/ Joseph V. Vumbacco
                              ----------------------
                              Joseph V. Vumbacco
                              President and Chief Operating Officer
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February 17, 1998             /s/ Stephen M. Ray
                              ------------------
                              Stephen M. Ray
                              Senior Vice President and Chief Financial Officer


February 17, 1998             /s/ Timothy R. Parry
                              --------------------
                              Timothy R. Parry
                              Vice President and General Counsel


February 17, 1998             /s/ Kent P. Dauten
                              ------------------
                              Kent P. Dauten, Director


February 17, 1998             /s/ Robert A. Knox
                              ------------------
                              Robert A. Knox, Director


February 17, 1998             /s/ Charles R. Lees
                              -------------------
                              Charles R. Lees, Director


February 17, 1998             /s/ Kenneth D. Lewis
                              --------------------
                              Kenneth D. Lewis, Director


February 17, 1998             /s/ W.E. Mayberry
                              -----------------
                              William E. Mayberry, M.D., Director

                                       2
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State of Florida    )
County of Collier   )  ss.

    On this 17th day of February, 1998, before me personally came WILLIAM J. SCHOEN, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                            /s/ Mary M. Pirro
                                                            -----------------
                                                            Notary Public


State of Florida    )
County of Collier   )  ss.

    On this 17th day of February, 1998, before me personally came JOSEPH V. VUMBACCO, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                            /s/ Mary M. Pirro
                                                            -----------------
                                                            Notary Public


State of Florida    )
County of Collier   )  ss.

    On this 17th day of February, 1998, before me personally came STEPHEN M. RAY, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                            /s/ Mary M. Pirro
                                                            -----------------
                                                            Notary Public

State of Florida    )
County of Collier   )  ss.

    On this 17th day of February, 1998, before me personally came TIMOTHY R. PARRY, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                            /s/ Mary M. Pirro
                                                            -----------------
                                                            Notary Public

                                       3
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State of Florida    )
County of Collier   )  ss.

    On this 17th day of February, 1998, before me personally came KENT P. DAUTEN, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                            /s/ Mary M. Pirro
                                                            -----------------
                                                            Notary Public


State of Florida    )
County of Collier   )  ss.

    On this 17th day of February, 1998, before me personally came ROBERT A. KNOX, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                            /s/ Mary M. Pirro
                                                            -----------------
                                                            Notary Public


State of Florida    )
County of Collier   )  ss.

    On this 17th day of February, 1998, before me personally came CHARLES R. LEES, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                            /s/ Mary M. Pirro
                                                            -----------------
                                                            Notary Public


State of Florida    )
County of Collier   )  ss.

    On this 17th day of February, 1998, before me personally came KENNETH D. LEWIS, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                            /s/ Mary M. Pirro
                                                            -----------------
                                                            Notary Public

                                       4
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State of Florida    )
County of Collier   )  ss.

    On this 17th day of February, 1998, before me personally came WILLIAM E. MAYBERRY, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                            /s/ Mary M. Pirro
                                                            -----------------
                                                            Notary Public

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